EXHIBIT 10.1
     This FIRST AMENDMENT AGREEMENT, dated as of August 28, 2008 (this “Agreement”), is between the parties to that certain Business Loan Agreement, dated as of October 15, 2007 (as amended, the “Business Loan Agreement”), between CALAVO GROWERS, INC. (“Borrower”) and BANK OF AMERICA, N.A. (the “Bank”).
     In consideration of the premises and the covenants herein contained, the parties hereto agree as follows:
     Section 1. Definitions. Terms defined in the Business Loan Agreement are used herein with the same meanings unless otherwise specifically defined herein.
     Section 2. Amendments to the Business Loan Agreement. The Business Loan Agreement is hereby amended:
(a)	To amend and restate subsection (d) of Section 7.3 thereof in its entirety as follows:
     (d) Liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in writing to the Bank, including that certain $20,000,000 line of credit with Cooperative Bank, which line of credit may be increased to $30,000,000 and which shall be on terms no more restrictive on the Borrower than the terms of this Agreement.
(b)	To amend and restate subsection (d) of Section 7.4 thereof in its entirety as follows:
     (d) Additional purchase money security interests in assets acquired after the date of this Agreement, if the total principal amount of debts secured by such liens does not exceed $1,625,000 (including the capital lease to expand the warehouse and ProRipe facilities in New Jersey).
(c)	To amend and restate subsection (b) of Section 7.10 thereof in its entirety as follows:
     (b) Acquire or purchase a business or its assets, except that the Borrower may acquire the Hawaiian papaya operation and certain related real property owned by Lee Cole for a total consideration not exceeding $14,000,000.
     Section 3. Limited Waiver. Bank hereby waives any events of default under the Business Loan Agreement existing on the Effective Date resulting from Borrower’s failure to comply with the Business Loan Agreement to the extent that such events of default are no longer continuing after giving effect to the amendments set forth in Section 2 of this Agreement.
     Section 4. Effect. Except as specifically set forth herein, this Agreement does not limit, modify, amend, waive, grant any consent with respect to, or otherwise affect (a) any right, power or remedy of the Bank under the Business Loan Agreement, or (b) any provision of the Business Loan Agreement, all of which shall remain in full force and effect and are hereby ratified and confirmed. This Agreement does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Business Loan Agreement.
     Section 5. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof (the “Effective Date”) when Bank has received a counterpart hereof signed by Borrower.
     Section 6. Representations and Warranties. Borrower represents and warrants that:
     (a) The execution, delivery and performance by Borrower of this Agreement is within Borrower’s corporate powers, has been duly authorized by all necessary corporate action, and requires no action by or in respect of, or filing with, any governmental body, agency or official, and the execution, delivery and performance by Borrower of this Agreement does not contravene, or constitute a default under, any provision of applicable law or regulations or of the certificate or articles of incorporation or the by-laws of Borrower or any of its subsidiaries, or any other material agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or any of its subsidiaries, or result in the creation or imposition of any lien on any asset of the Borrower or any of its subsidiaries, except for liens in favor of Bank.

     (b) This Agreement constitutes the valid and binding obligations of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors’ rights, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
     (c) After giving effect to this Agreement, no Event of Default, or event which with the lapse of time, the giving of notice or both, would constitute an Event of Default has occurred and is continuing, and after giving effect to this Agreement, the representations and warranties of Borrower contained in the Business Loan Agreement and the other loan documents delivered pursuant thereto are true and correct in all material respects as of the date hereof as if made on the date hereof.
     Section 7. Counterparts: Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original with the same effect as if all the signatures were on the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of the signature page to this Agreement by telecopier shall thereafter promptly deliver a manually executed counterpart of this Agreement, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
     Section 8. Governing Law, Submission to Jurisdiction, and Waiver of Jury Trial/Arbitration. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AND IS SUBJECT TO THE PROVISIONS OF SECTION 9.4 OF THE BUSINESS LOAN AGREEMENT, RELATING TO ARBITRATION AND WAIVER OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized signatories as of the date first above written.

BORROWER:	CALAVO GROWERS, INC.
	By	/s/ Scott Runge
		Name:	Scott Runge
		Title:	Treasurer

	By	/s/ James Snyder
		Name:	James Snyder
		Title:	Controller

BANK:	BANK OF AMERICA, N.A.
	By	/s/ Christine Young
		Name:	Christine Young
		Title:	Senior Credit Products Analyst

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